PROSPECTUS

                             [american century logo]

                               SEPTEMBER 3, 1996
                            REVISED JANUARY 1, 1997

                                     BENHAM
                                     GROUP(R)

                           Premium Government Reserve
                            Premium Capital Reserve
                                  Premium Bond

                                  [cover page]


                          AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

     American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to simplify your fund decisions.

                          AMERICAN CENTURY INVESTMENTS

        BENHAM GROUP         AMERICAN CENTURY GROUP   TWENTIETH CENTURY(R) GROUP

     MONEY MARKET FUNDS        ASSET ALLOCATION &
    GOVERNMENT BOND FUNDS        BALANCED FUNDS             GROWTH FUNDS
   DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS    INTERNATIONAL FUNDS
    MUNICIPAL BOND FUNDS         SPECIALTY FUNDS

 Premium Government Reserve
   Premium Capital Reserve
        Premium Bond





                                   PROSPECTUS
                               SEPTEMBER 3, 1996
                            REVISED JANUARY 1, 1997

                           Premium Government Reserve
                            Premium Capital Reserve
                                  Premium Bond

                    AMERICAN CENTURY PREMIUM RESERVES, INC.

     American Century Premium Reserves, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Three of the funds from our Benham Group that invest primarily in fixed income securities are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

     The minimum initial investment for each of the funds is $100,000.

     This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated September 3, 1996, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference.
To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street o P.O. Box 419200
               Kansas City, Missouri 64141-6200 o 1-800-345-2021
                       International calls: 816-531-5575
                    Telecommunications Device for the Deaf:
                   1-800-634-4113 o In Missouri: 816-753-1865
                       Internet: www.americancentury.com

     Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus                                                                     1



                       INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY - BENHAM
PREMIUM GOVERNMENT RESERVE FUND

AMERICAN CENTURY - BENHAM
PREMIUM CAPITAL RESERVE FUND

     The objective of each of these money market funds is to obtain as high a level of current income as is consistent with the preservation of principal and liquidity within the guidelines established for each fund. While Premium Government Reserve and Premium Capital Reserve seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. Investments in the funds are not insured, nor are they guaranteed by the U.S. government or any other agency.

AMERICAN CENTURY - BENHAM
PREMIUM BOND FUND

     This fund seeks a high level of income from investments in a portfolio of bonds and other debt obligations having a weighted average adjusted duration of
3.5 years or greater. Investments in the funds are not insured, nor are they guaranteed by the U.S. government or any other agency.

There is no assurance that the funds will achieve their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

2  Investment Objectives                            American Century Investments




                               TABLE OF CONTENTS

Transaction and Operating Expense Table.......................4
Financial Highlights..........................................5

INFORMATION REGARDING THE FUNDS

Investment Policies of the Funds..............................8
   Premium Government Reserve.................................8
   Premium Capital Reserve....................................9
   Premium Bond...............................................10
Fundamentals of Fixed Income Investing........................11
Other Investment Practices, Their
   Characteristics and Risks..................................11
   Repurchase Agreements......................................11
   Foreign Securities.........................................12
   Forward Currency Exchange Contracts........................12
   Interest Rate Futures Contracts
      and Options Thereon.....................................13
   Derivative Securities......................................13
   Portfolio Lending..........................................14
   Portfolio Turnover.........................................14
   Rule 144A Securities.......................................15
   When-Issued Securities.....................................15
   Investment Company Act Rule 2a-7...........................15
Performance Advertising.......................................16

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments..................................17
Investing in American Century.................................17
How to Open an Account........................................17
     By Mail..................................................17
     By Wire..................................................17
     By Exchange..............................................18
     In Person................................................18
   Subsequent Investments.....................................18
     By Mail..................................................18
     By Telephone.............................................18
     By Online Access.........................................18
     By Wire..................................................18
     In Person................................................18
   Automatic Investment Plan..................................18
How to Exchange from One Account to Another ..................18
     By Mail .................................................19
     By Telephone.............................................19
     By Online Access.........................................19
How to Redeem Shares..........................................19
     By Mail..................................................19
     By Telephone ............................................19
     By Check-A-Month.........................................19
     Other Automatic Redemptions..............................19
   Redemption Proceeds........................................19
     By Check.................................................19
     By Wire and ACH..........................................19
   Redemption of Shares in Low-Balance Accounts...............19
Signature Guarantee...........................................20
Special Shareholder Services..................................20
     Automated Information Line...............................20
     CheckWriting.............................................20
     Online Account Access....................................20
     Open Order Service.......................................21
     Tax-Qualified Retirement Plans...........................21
Important Policies Regarding Your Investments.................21
Reports to Shareholders.......................................22
Employer-Sponsored Retirement Plans and
   Institutional Accounts.....................................22

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price...................................................23
   When Share Price is Determined.............................23
   How Share Price is Determined..............................23
   Where to Find Information About Share Price................24
Distributions.................................................24
Taxes.........................................................24
   Tax-Deferred Accounts......................................24
   Taxable Accounts...........................................25
Management....................................................26
   Investment Management......................................26
   Code of Ethics.............................................27
   Transfer and Administrative Services.......................27
Distribution of Fund Shares...................................27
Further Information About American Century....................27

Prospectus                                                 Table of Contents  3

                     TRANSACTION AND OPERATING EXPENSE TABLE

                                                              Premium Government Premium Capital  Premium
                                                                    Reserve          Reserve       Bond

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases.....................         none             none          none
Maximum Sales Load Imposed on Reinvested Dividends..........         none             none          none
Deferred Sales Load.........................................         none             none          none
Redemption Fee(1)...........................................         none             none          none
Exchange Fee................................................         none             none          none

ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF NET ASSETS)

Management Fees.............................................        0.45%            0.45%         0.45%
12b-1 Fees..................................................         none             none          none
Other Expenses(2)..........................................         0.00%            0.00%         0.00%
Total Fund Operating Expenses..............................         0.45%            0.45%         0.45%

EXAMPLE

You would pay the following expenses on a             1 year          $ 5              $ 5           $ 5
$1,000 investment, assuming a 5% annual return and   3 years           14               14            14
redemption at the end of each time period:           5 years           25               25            25
                                                    10 years           57               57            57

(1) Redemption proceeds sent by wire transfer are subject to a $10 processing fee.

(2) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were 0.0013 of 1% of average net assets for the most recent fiscal year.

     The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

4  Transaction and Operating Expense Table          American Century Investments



                              FINANCIAL HIGHLIGHTS
                           PREMIUM GOVERNMENT RESERVE

     The Financial Highlights for the periods presented have been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended March 31.

                                                                        1996      1995     1994

PER-SHARE DATA
Net Asset Value, Beginning of Period ................................  $1.00     $1.00    $1.00
Income from Investment Operations
   Net Investment Income ............................................   .053      .045     .027
   Net Realized and Unrealized Gain (Loss) on Investment Transactions     --        --       --
   Total from Investment Operations .................................   .053      .045     .027
Distributions
   From Net Investment Income ....................................... (.053)    (.045)   (.027)
Net Asset Value, End of Period ......................................  $1.00     $1.00    $1.00
   Total Return(1) ..................................................  5.49%     4.62%    2.75%

RATIOS/SUPPLEMENTAL DATA

   Ratio of Expenses to Average Net Assets ..........................   .44%      .45%     .45%
   Ratio of Net Investment Income to Average Net Assets .............  5.30%     4.84%    2.72%
   Portfolio Turnover Rate ..........................................     --        --       --
   Net Assets, End of Period (in thousands) .........................$26,191   $16,381   $5,459

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

Prospectus                                               Financial Highlights  5



                              FINANCIAL HIGHLIGHTS
                            PREMIUM CAPITAL RESERVE

     The Financial Highlights for the periods presented have been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended March 31.

                                                                        1996      1995     1994

PER-SHARE DATA
Net Asset Value, Beginning of Period ...............................   $1.00     $1.00    $1.00
Income from Investment Operations
   Net Investment Income ...........................................    .054      .046     .028
   Net Realized and Unrealized Gain (Loss) on Investment Transactions     --        --       --
   Total from Investment Operations ................................    .054      .046     .028
Distributions
   From Net Investment Income ......................................  (.054)    (.046)   (.028)
Net Asset Value, End of Period .....................................   $1.00     $1.00    $1.00
   Total Return(1) .................................................   5.58%     4.66%    2.81%

RATIOS/SUPPLEMENTAL DATA

   Ratio of Expenses to Average Net Assets .........................    .45%      .45%     .45%
   Ratio of Net Investment Income to Average Net Assets ............   5.50%     4.76%    2.83%
   Portfolio Turnover Rate .........................................      --        --       --
   Net Assets, End of Period (in thousands) ........................ $133,417 $138,428  $38,823

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

6  Financial Highlights                             American Century Investments



                              FINANCIAL HIGHLIGHTS
                                  PREMIUM BOND

     The Financial Highlights for the periods presented have been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended March 31.

                                                                        1996      1995     1994

PER-SHARE DATA
Net Asset Value, Beginning of Period ...............................   $9.46     $9.64   $10.00
Income from Investment Operations
   Net Investment Income ...........................................    .607      .588     .462
   Net Realized and Unrealized Gain (Loss) on Investment Transactions   .470     (.180)   (.360)
   Total from Investment Operations ................................   1.077      .408     .102
Distributions
   From Net Investment Income ......................................  (.607)    (.588)   (.462)
Net Asset Value, End of Period .....................................   $9.93     $9.46    $9.64
   Total Return(1) .................................................  11.53%     4.48%     .92%

RATIOS/SUPPLEMENTAL DATA

   Ratio of Expenses to Average Net Assets .........................    .43%      .45%     .45%
   Ratio of Net Investment Income to Average Net Assets ............   6.08%     6.30%    4.65%
   Portfolio Turnover Rate .........................................     92%       51%     144%
   Net Assets, End of Period (in thousands) ........................ $20,280   $10,334   $8,080

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

Prospectus                                               Financial Highlights  7



                        INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

     The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives identified on page 2 of this Prospectus and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

     For an explanation of the securities ratings referred to in the fund descriptions below, see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

PREMIUM GOVERNMENT RESERVE

     Premium Government Reserve seeks to obtain as high a level of current income as is consistent with preservation of capital and maintenance of liquidity within the standards of investment prescribed for such fund. Premium Government Reserve expects, but cannot guarantee, that it will maintain a constant share price of $1.00 by purchasing only securities having remaining maturities of not more than 13 months and by maintaining a weighted average portfolio maturity of not more than 90 days.

     Premium Government Reserve will invest substantially all of its assets in a portfolio of U.S. dollar denominated securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. Specifically, it may invest in (1) direct obligations of the United States, such as Treasury bills, notes and bonds, which are supported by the full faith and credit of the United States, and (2) obligations (including mortgage-related securities) issued or guaranteed by agencies and instrumentalities of the U.S. government. These agencies and instrumentalities may include, but are not limited to, the Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Farm Credit Banks, Federal Home Loan Banks, and Resolution Funding Corporation. The securities of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are guaranteed as to principal and interest by the U.S. Treasury, and other securities are supported by the right of the issuer, such as the Federal Home Loan Banks, to borrow from the Treasury. Other obligations, including those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality.

     Mortgage-related securities that may be purchased are mortgage pass-through certificates and collateralized mortgage obligations ("CMOs") issued by a U.S.
agency or instrumentality. A mortgage pass-through certificate is a debt security generally collateralized by a pool of mortgages, while a CMO is a debt security that is generally collateralized by a portfolio or pool of mortgages or mortgage-backed securities. With both types of securities, the issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of mortgages or securities.

     The market value of mortgage-related securities, even those in which the underlying pool of mortgage loans is guaranteed as to the payment of principal and interest by the U. S. government, is not insured. When interest rates rise, the market value of those securities may decrease in the same manner as other debt, but when interest rates decline, their market value may not increase as much as other debt instruments because of the prepayment feature inherent in the underlying mortgages. If such securities are purchased at a premium, a fund will suffer a loss if the obligation is prepaid. Prepayments will be reinvested

8  Information Regarding the Funds                  American Century Investments



at prevailing rates, which may be less than the rate paid by the prepaid obligation.

     For the purpose of determining the weighted average portfolio maturity of a fund, the manager shall consider the maturity of a mortgage-related security to be the remaining expected average life of the security. The average life of such securities is likely to be substantially less than the original maturity as a result of prepayments of principal on the underlying mortgages, especially in a declining interest rate environment. In determining the remaining expected average life, the manager makes assumptions regarding prepayments on underlying mortgages. In a rising interest rate environment, those prepayments generally decrease, and may decrease below the rate of prepayment assumed by the manager when purchasing those securities. Such slowdown may cause the remaining maturity of those securities to lengthen, which will increase the relative volatility of those securities and, hence, the fund holding the securities. See "Fundamentals of Fixed Income Investing," page 11.

     Premium Government Reserve will invest only in mortgage-related securities that have a stated final maturity of 397 days or less.

     Because of its strict credit and maturity requirements, the level of current income produced by the fund may not be as high as that produced by funds that invest in riskier and more speculative securities with longer maturities. See "Investment Company Act Rule 2a-7," page 15.

PREMIUM CAPITAL RESERVE

     Premium Capital Reserve seeks to obtain as high a level of current income as is consistent with preservation of capital and maintenance of liquidity within the standards of investment prescribed for such fund. Premium Capital Reserve expects, but cannot guarantee, that it will maintain a constant share price of $1.00 by purchasing only securities having remaining maturities of not more than 13 months and by maintaining a weighted average portfolio maturity of not more than 90 days.

     Premium Capital Reserve will invest substantially all of its assets in a diversified portfolio of U.S. dollar denominated money market instruments. Specifically, it may invest in the following:

(1) Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, as described under "Premium Government Reserve."

(2)  Commercial paper.

(3)  Short-term notes, bonds, debentures, or other debt instruments.

(4) Certificates of deposit, bankers acceptances and time deposit obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks.

     With the exception of the obligations of foreign branches of U.S. banks and U.S. branches of foreign banks, which are limited to 25% of net assets, these classes of securities may be held in any proportion, and such proportion may vary as market conditions change.

     All portfolio holdings are limited to those that at the time of purchase have a short-term rating of A-1 by Standard & Poor's Corporation, or P-1 by Moody's Investors Service, Inc., or if they have no short-term rating are issued or guaranteed by an entity having a long-term rating of at least AA by S&P or Aa by Moody's.

     Eurodollar and Yankee dollar investments involve risks that are different from investments in securities of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to U.S. banks. Although these factors are carefully considered when making investments, there are no limits on the amount of fund assets which can be invested in any one type of instrument or in any foreign country.

     Because of its strict credit and maturity requirements, the level of current income produced by the fund may not be as high as that produced by funds

Prospectus                                    Information Regarding the Funds  9



that invest in riskier and more speculative securities with longer maturities. See "Investment Company Act Rule 2a-7," page 15.

PREMIUM BOND

     Premium Bond seeks a high level of income from investment in longer-term bonds and other debt instruments. It is designed for investors whose primary goal is a level of income higher than is generally provided by money market or short- and intermediate-term securities and who can accept the generally greater price volatility associated with longer-term bonds. Under normal market conditions, at least 65% of Premium Bond's assets will be invested in bonds. The balance of the fund's assets will be invested in shorter-term debt securities.

     There are no maturity restrictions on the individual securities in which Premium Bond may invest, but the weighted average adjusted duration of the fund's securities portfolio must be 3.5 years or greater. Adjusted duration, which is an indication of the relative sensitivity of a security's market value to changes in interest rates, is based upon the aggregate of the present value of all principal and interest payments to be received, discounted at the current market rate of interest, and expressed in years.

     Adjusted duration is different from dollar-weighted average portfolio maturity in that it attempts to measure the interest rate sensitivity of a security, as opposed to its expected final maturity. Further, the adjusted duration of a portfolio will change in response to a change in interest rates, whereas average maturity may not. Duration is generally shorter than remaining time to final maturity because it gives weight to periodic interest payments, as well as the payment of principal at maturity. The longer the duration of a portfolio, the more sensitive its market value is to interest rate fluctuation. However, due to factors other than interest rate changes that affect the price of a specific security, there generally is not an exact correlation between the price volatility of a security indicated by adjusted duration and the actual price volatility of a security.

     Subject to the aggregate portfolio duration minimum, the manager will actively manage the portfolio, adjusting the weighted average portfolio maturity in response to expected changes in interest rates. During periods of rising interest rates, a shorter weighted average maturity may be adopted in order to reduce the effect of bond price declines on the fund's net asset value. When interest rates are falling and bond prices rising, a longer weighted average portfolio maturity may be adopted.

     To achieve its objective, Premium Bond may invest in a diversified portfolio of high- and medium-grade debt securities. The fund may invest in securities which, at the time of purchase, are rated by a nationally recognized statistical rating organization or, if not rated, are of equivalent investment quality as determined by management, as follows: short-term notes within the two highest categories (for example, at least MIG-2 by Moody's or SP-2 by S&P); corporate, sovereign government, and municipal bonds within the four highest categories (for example, at least Baa by Moody's or BBB by S&P), although the fund expects to invest in tax-exempt municipal bonds only when the expected return on such securities is equal to or greater than other eligible investments; securities of the U.S. government and its agencies and instrumentalities (as described under "Premium Government Reserve," page 8); and other types of securities rated at least P-2 by Moody's or A-2 by S&P. There is no limit on the amount of investments that can be made in securities rated in a particular rating category. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances.

     For the purpose of determining adjusted duration, the manager shall consider the maturity of a security issued by the Government National Mortgage Association, or other mortgage-related security, to be the remaining expected average life of the security. The average life of such securities is likely to be substantially less than the original maturity as a result of prepayments of principal of the underlying mortgages.

10  Information Regarding the Funds                 American Century Investments

FUNDAMENTALS OF FIXED INCOME INVESTING

HISTORICAL YIELDS
[line graph - graph data]

         30-YEAR     20-YEAR      3-MONTH
         TREASURY   TAX-EXEMPT    TREASURY
         BONDS        BONDS        BILLS

1/91     8.19%        7.14%        6.38%
2/91     8.20         7.00         6.26
3/91     8.25         6.84         5.93
4/91     8.18         6.67         5.69
5/91     8.26         6.65         5.69
6/91     8.4          6.72         5.69
7/91     8.34         6.61         5.68
8/91     8.06         6.6          5.48
9/91     7.81         6.43         5.25
10/91    7.91         6.4          4.97
11/91    7.94         6.5          4.46
12/91    7.4          6.25         3.96
1/92     7.76         6.33         3.94
2/92     7.79         6.35         4.02
3/92     7.96         6.4          4.14
4/92     8.04         6.43         3.77
5/92     7.84         6.25         3.77
6/92     7.78         6.13         3.65
7/92     7.46         5.78         3.24
8/92     7.41         6.01         3.22
9/92     7.38         6.04         2.74
10/92    7.62         6.34         3.01
11/92    7.6          6.08         3.34
12/92    7.4          6.04         3.14
1/93     7.2          5.9          2.97
2/93     6.9          5.45         3
3/93     6.92         5.61         2.96
4/93     6.93         5.52         2.96
5/93     6.98         5.54         3.11
6/93     6.67         5.32         3.08
7/93     6.56         5.38         3.1
8/93     6.09         5.15         3.07
9/93     6.02         4.99         2.98
10/93    5.97         5            3.1
11/93    6.3          5.24         3.2
12/93    6.35         5.1          3.06
1/94     6.24         4.97         3.03
2/94     6.66         5.26         3.43
3/94     7.09         5.87         3.55
4/94     7.31         6.04         3.95
5/94     7.43         5.99         4.24
6/94     7.61         6.05         4.22
7/94     7.39         5.91         4.36
8/94     7.45         5.96         4.66
9/94     7.82         6.17         4.77
10/94    7.97         6.36         5.15
11/94    8            6.64         5.71
12/94    7.88         6.45         5.69
1/95     7.7          6.12         6
2/95     7.44         5.78         5.94
3/95     7.43         5.77         5.87
4/95     7.34         5.81         5.86
5/95     6.65         5.55         5.8
6/95     6.62         5.77         5.57
7/95     6.85         5.77         5.58
8/95     6.65         5.73         5.45
9/95     6.5          5.67         5.41
10/95    6.33         5.49         5.51
11/95    6.13         5.31         5.49
12/95    5.95         5.18         5.08



                             BOND PRICE VOLATILITY

For a given change in interest rates, longer maturity bonds experience a greater change in price, as shown below:

                Price of a 7%     Price of same
                 coupon bond       bond if its      Percent
    Years to     now trading     yield increases    change
    Maturity     to yield 7%          to 8%        in price

     1 year        $100.00           $99.06         -0.94%
     3 years        100.00            97.38         -2.62%
    10 years        100.00            93.20         -6.80%
    30 years        100.00            88.69         -11.31%


     Over time, the level of interest rates available in the marketplace changes. As prevailing rates fall, the prices of bonds and other securities that trade on a yield basis rise. On the other hand, when prevailing interest rates rise, bond prices fall.

     Generally, the longer the maturity of a debt security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

     These factors operating in the marketplace have a similar impact on bond portfolios. A change in the level of interest rates causes the net asset value per share of any bond fund, except money market funds, to change. If sustained over time, it would also have the impact of raising or lowering the yield of the fund.

     In addition to the risk arising from fluctuating interest rate levels, debt securities are subject to credit risk. When a security is purchased, its anticipated yield is dependent on the timely payment by the borrower of each interest and principal installment. Credit analysis and resultant bond ratings take into account the relative likelihood that such timely payment will occur. As a result, lower-rated bonds tend to sell at higher yield levels than top-rated bonds of similar maturity. In addition, as economic, political and business developments unfold, lower-quality bonds, which possess lower levels of protection with regard to timely payment, usually exhibit more price fluctuation than do higher-quality bonds of like maturity.

     The investment practices of all fixed income funds involve these relationships. The maturity and credit quality of each fund have implications for the degree of price volatility and the yield level to be expected from each.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

     For additional information, see "Investment Restrictions" in the Statement of Additional Information.

REPURCHASE AGREEMENTS

     Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

     A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

     Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

Prospectus                                   Information Regarding the Funds  11



     The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' Board of Directors.

     Each of the funds may invest in repurchase agreements with respect to any security in which that fund is authorized to invest, even if the remaining maturity of the underlying security would make that security ineligible for purchase by such fund. No fund will invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

FOREIGN SECURITIES

     Premium Capital Reserve and Premium Bond may each invest an unlimited amount of their assets in the debt securities of those foreign issuers whose principal business activities are in developed countries when these securities meet their respective standards of selection, including credit quality. Securities of foreign issuers may trade in the U.S. or foreign securities markets.

     Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

FORWARD CURRENCY EXCHANGE CONTRACTS

     Some of the securities held by Premium Bond may be denominated in foreign currencies. As a result, the value of the fund's portfolio may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar, as well as by changes in the market value of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be an important factor in the fund's overall performance.

     To protect against adverse movements in exchange rates between currencies, the fund may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.

     The fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

     By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." The fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

     When the manager believes that a particular currency may decline in value compared to the dollar, the fund may enter into a forward currency exchange contract to sell an amount of foreign currency equal to the value of some or all of the fund's portfolio securities denominated in that currency. This practice is sometimes referred to as "portfolio hedging." The fund may not enter into a portfolio hedging transaction where the fund would be obligated to deliver an amount of foreign currency in excess of the aggregate value of the fund's portfolio securities or other assets denominated in that currency.

     The fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that the fund will enter into portfolio hedges much less frequently than transaction hedges.

     If the fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment.

     Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect the fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the

12  Information Regarding the Funds                 American Century Investments



use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationship between the foreign currency and the U.S. dollar.

INTEREST RATE FUTURES CONTRACTS
AND OPTIONS THEREON

     Premium Bond may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indices on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

     For options sold, the fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.

     The fund will deposit in a segregated account with its custodian bank high-quality debt obligations or cash in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

     The fund will purchase or sell futures contracts and options thereon only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that it may wish to include in its portfolio. The fund will enter into futures and option transactions only to the extent that the sum of the amount of margin deposits on its existing futures positions and premiums paid for related options does not exceed 5% of its assets.

     Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which a fund invests without the large cash investments required for dealing in such markets, they may subject a fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are: (1) the correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the offsetting futures contract or option may be imperfect; (2) the possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.

     The manager will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction. The manager may be incorrect in its expectations as to the extent of interest rate movements or the time span within which the movements take place.

     See the Statement of Additional Information for further information about these instruments and their risks.

DERIVATIVE SECURITIES

     To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts or S&P 500 futures), currencies, interest rates, indices or other financial indicators ("reference indices").

     Some  "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

     There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes

Prospectus                                   Information Regarding the Funds  13



to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

     No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a bond whose interest rate is indexed to the return on two year treasury securities would be a permissible investment (assuming it otherwise meets the other requirements for the funds), while a security whose underlying value is linked to the price of oil would not be a permissible investment since the funds may not invest in oil and gas leases or futures.

     The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

     There are a range of risks associated with derivative investments, including:

o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

o the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

o    the risk that the counterparty will fail to perform its obligations.

     The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.

PORTFOLIO LENDING

     In order to realize additional income, each fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. Such loans may not exceed one-third of the fund's net assets valued at market.

PORTFOLIO TURNOVER

     The portfolio turnover rate of Premium Bond is shown in the Financial Highlights table on page 7 of this Prospectus.

     In order to achieve the investment objectives of the funds, the manager will purchase and sell securities for the funds without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover for each fund may be substantial.

     Each fund intends to purchase a given security whenever the manager believes it will contribute to the stated objective of the fund, even if the same security has only recently been sold. In selling a given security, the manager keeps in mind that (1) profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Internal Revenue Code, and (2) profits from sales of securities may be taxed to shareholders as ordinary income. Subject to those considerations, a fund will sell a given security, no matter for how long or for how short a period it has been held in the portfolio and no matter whether the sale is at a gain or at a loss, if the manager believes that such security is not fulfilling its purpose.

     Investment decisions are based on the anticipated contribution of the security in question to a fund's objectives. The manager believes that the rate of port-

14  Information Regarding the Funds                 American Century Investments



folio turnover is irrelevant when it determines a change is in order to achieve those objectives. Accordingly, a fund's annual portfolio turnover rate cannot be anticipated and may be comparatively high.

     Since the manager does not take portfolio turnover rate into account in making investment decisions, (1) the manager has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates should not be considered as a representation of the rates that will be attained in the future.

     The portfolio turnover of each of the funds may be higher than some other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater trading expenses, which is a cost that the funds pay directly.

RULE 144A SECURITIES

     The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

     With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors of the funds has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

     Since the secondary market for such securities is limited to certain qualified institutional buyers, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the funds' manager will consider appropriate remedies to minimize the effect on such fund's liquidity. Premium Government
Reserve and Premium Capital Reserve may invest up to 10% of their respective assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares), while Premium Bond may invest up to 15% of its assets in such securities.

WHEN-ISSUED SECURITIES

     Each of the funds may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of the funds. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of each security may decline prior to delivery, which could result in a loss to a fund. A separate account for each fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

INVESTMENT COMPANY ACT RULE 2A-7

     Premium Government Reserve and Premium Capital Reserve each operate pursuant to Rule 2a-7 under the Investment Company Act of 1940. That Rule permits valuation of portfolio securities on the basis of amortized cost. To rely on the Rule, each fund must be diversified with regard to 100% of its assets other than U.S. government securities. This operating policy is more restrictive than the Investment Company Act, which requires a diversified investment company to be diversified with regard to only 75% of its assets. A fundamental policy, changeable only by shareholder vote, applicable to each fund would require only 75% of each fund's assets to be diversified. However, because of the restriction contained in Rule 2a-7, the fundamental policy would

Prospectus                                   Information Regarding the Funds  15



give each fund the ability to invest, with respect to 25% of each fund's assets, more than 5% of its assets in any one issuer only in the event that Rule 2a-7 is amended in the future.

PERFORMANCE ADVERTISING

     From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield and effective yield.

     Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

     A quotation of yield reflects a fund's income over a stated period of time, expressed as a percentage of the fund's share price. In the case of Premium Government Reserve and Premium Capital Reserve, yield is calculated by measuring the income generated by an investment in the fund over a seven-day period (net of fund expenses). This income is then "annualized." That is, the amount of income generated by the investment over the seven-day period is assumed to be generated over each similar period each week throughout a full year and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

     With respect to Premium Bond, yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

     Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on your shares or the income reported in a fund's financial statements.

     The funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Lehman Brothers Government Corporate Index, Salomon Bond Index, Donoghue's Money Fund Average and the Bank Rate Monitor National Index of 21/2 -year CD rates. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

     All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of the fund shares when redeemed may be more or less than their original cost.

16  Information Regarding the Funds                 American Century Investments



                               HOW TO INVEST WITH
                          AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

     The funds offered by this Prospectus are a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.

INVESTING IN AMERICAN CENTURY

     The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

     If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 22.

HOW TO OPEN AN ACCOUNT

     To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

     The minimum investment is $100,000. The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

     Please note: If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide us with specific authorization on your application in order for us to accept written or telephone instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account (whether the transaction request is in writing or over the telephone).

     You may invest in the following ways:

BY MAIL

     Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

     You may make your initial  investment by wiring funds. To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

o    RECEIVING BANK AND ROUTING NUMBER:
     Commerce Bank, N.A. (101000019)

o    BENEFICIARY (BNF):
     American Century Services Corporation
     4500 Main St., Kansas City, Missouri 64111

o    BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
     2804918

o    REFERENCE FOR BENEFICIARY (RFB):
     American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

o    ORIGINATOR TO BENEFICIARY (OBI):
     Name and address of owner of account into which you are investing.

o    BANK TO BANK INFORMATION
     (BBI or Free Form Text):

     o    Taxpayer identification or Social Security number

     o If more than one account, account numbers and amount to be invested in each account.

     o Current tax year, previous tax year or rollover designation if an IRA. Specify whether IRA, SEP-IRA or SARSEP-IRA.

Prospectus                   How To Invest With American Century Investments  17



BY EXCHANGE

     Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.

IN PERSON

     If you prefer to work with a representative in person, please visit one of our Investors Centers, located at:

     4500 Main Street
     Kansas City, Missouri 64111

     1665 Charleston Road
     Mountain View, California 94043

     2000 S. Colorado Blvd.
     Denver, Colorado 80222

SUBSEQUENT INVESTMENTS

     Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments: $250 for checks submitted without the remittance portion of a previous statement or confirmation, $50 for all other types of subsequent investments.

BY MAIL

     When making subsequent investments, enclose your check with the remittance portion of the confirmation of a previous investment. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)

BY TELEPHONE

     Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

     Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE

     You may make subsequent investments by wire. Follow the wire transfer instructions on page 17 and indicate your account number.

IN PERSON

     You may make subsequent investments in person at one of our Investors Centers. The locations of our three Investors Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

     You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

     As long as you meet any minimum investment requirements, you may exchange your Premium Bond shares to our other funds up to six times per year. There is no limit on the number of exchanges you may make from Premium Capital Reserve and Premium Government Reserve. An exchange request will be processed the same day it is received, if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for the American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 23.

     For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

18 How To Invest With American Century Investments  American Century Investments



BY MAIL

     You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

     You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line -- see page 20) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

BY ONLINE ACCESS

     You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

     We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

     Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

     Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 20.

BY TELEPHONE

     If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

     You may redeem shares by a Check-A-Month plan, which automatically redeems enough shares each month to provide you with a check for an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

     You may elect to make redemptions automatically by authorizing us to send funds to you or your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

     Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

     Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

     Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

     You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

     Your bank will usually receive wired funds within 48 hours of transmission. Electronically transferred funds may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

     Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you of the necessity to bring the value of the shares held in the account up to the minimum.

Prospectus                   How To Invest With American Century Investments  19



If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and the proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

     To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee would be required when:

     o    redeeming more than $25,000; or

     o establishing or increasing a Check-A-Month or automatic transfer on an existing account.

     You may obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

     For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

     We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

     We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

     Our special shareholder services include:

AUTOMATED INFORMATION LINE

     We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

CHECKWRITING

     We offer CheckWriting as a service option for shareholders of the funds. CheckWriting allows you to redeem shares in your account by writing a draft ("check") against your account balance. (Shares held in certificate form may not be redeemed by check.) There is no limit on the number of checks you can write, but each one must be for at least $100.

     When you write a check, you will continue to receive dividends on all shares until your check is presented for payment to our clearing bank. If you redeem all shares in your account by check, any accrued distributions on the redeemed shares will be paid to you in cash on the next monthly distribution date.

     If you want to add CheckWriting to an existing account, contact us by phone or mail for an appropriate form. For a new account, you may elect CheckWriting on your purchase application by choosing the "Full Services" option. CheckWriting is not available for any account held in an IRA or 403(b) plan.

     CheckWriting redemptions may only be made on checks provided by us. Currently, there is no charge for checks or for the CheckWriting service.

     We will return checks drawn on insufficient funds or on funds from investments made by any means other than by wire within the previous 15 days. Neither we nor our clearing bank will be liable for any loss or expenses associated with returned checks. Your account may be assessed a $15 service charge for checks drawn on insufficient funds.

     A stop payment may be ordered on a check written against your account. We will use reasonable efforts to stop a payment, but we cannot guarantee that we will be able to do so. If we are successful in fulfilling a stop-payment order, your account may be assessed a $15 fee.

ONLINE ACCOUNT ACCESS

     You   may   contact   us  24   hours   a  day,   seven   days  a  week   at
www.americancentury.com to access your fund's daily share price, receive updates on major market indexes and view historical performance of

20 How To Invest With American Century Investments  American Century Investments



your fund. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balance and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

OPEN ORDER SERVICE

     Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

     If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

     Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

     The fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

     o    Individual Retirement Accounts (IRAs);

     o 403(b) plans for employees of public school systems and non-profit organizations; or

     o Profit sharing plans and pension plans for corporations and other employers.

     You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

     Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

(1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

(2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

(3) Shares being acquired must be qualified for sale in your state of residence.

(4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

(5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

(6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

Prospectus                   How To Invest With American Century Investments  21



(7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

(8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investors Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

(9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

(10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

     At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

     With the exception of most automatic transactions and CheckWriting activity, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. CheckWriting activity will be confirmed monthly. See the Investor Services Guide for more detail.

     Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

     No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

     Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

EMPLOYER-SPONSORED RETIREMENT PLANS
AND INSTITUTIONAL ACCOUNTS

     Information   contained  in  our  Investor   Services   Guide  pertains  to
shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

     If you own or are considering purchasing fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the funds, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

     If you own or are considering purchasing fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

     You may reach one of our Investor Services Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.

22 How To Invest With American Century Investments  American Century Investments



                     ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

     The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds except the American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset value for Target Maturities is determined one hour prior to the close of the Exchange.

     Investments and requests to redeem or exchange shares will receive the share price next determined after we receive your investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined on, the next day the Exchange is open.

     Investments are considered received only when your payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the net asset value is determined.

     Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

     Investment and transaction instructions received by us on any business day by mail before the net asset value is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

     If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangement with the funds or the funds' distributor in order for you to receive that day's price.

     Redemption requests made by CheckWriting are considered received by us when the CheckWriting check is presented to our clearing bank for payment.

HOW SHARE PRICE IS DETERMINED

     The valuation of assets for determining net asset value may be summarized as follows:

     Portfolio securities of Premium Bond, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

     The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then converted to dollars at the prevailing foreign exchange rate.

Prospectus                            Additional Information You Should Know  23



     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

     The securities held in the portfolios of Premium Capital Reserve and Premium Government Reserve are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

     Upon satisfaction of the National Association of Securities Dealers, Inc. publication requirements, the net asset value of Premium Bond will be published in leading newspapers daily. The yields of Premium Capital Reserve and Premium Government Reserve will be published weekly in leading financial publications and daily in many local newspapers. The net asset values also may be obtained by calling us or by accessing our Web site at www.americancentury.com.

DISTRIBUTIONS

     At the close of each day, including Saturdays, Sundays and holidays, net income and, with regard to Premium Capital Reserve and Premium Government Reserve, net realized gains on portfolio securities, of the funds is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month, except for year-end distribution, which will be paid on the last business day of the year.

     You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," page 23. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed (other than by CheckWriting), the distribution on the redeemed shares will be included with your redemption proceeds.

     Distributions from net realized securities gains on Premium Bond, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code and Regulations, in all events in a manner consistent with the provisions of the Investment Company Act. Premium Capital Reserve and Premium Government Reserve do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any capital gains distributions.

     Distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase made by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

TAXES

     Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that since each fund distributes all of its income, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

     If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains

24  Additional Information You Should Know          American Century Investments



distributions paid by the fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

     Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

     If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the fund do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time the shares on which such distributions are paid have been held by the shareholder.

     Dividends and interest received by Premium Bond on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by the fund will reduce its dividends.

     Although it is not anticipated that it will happen, if more than 50% of the value of Premium Bond's total assets at the end of any fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you.

     Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

     In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

     Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

     If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or taxpayer identification number will subject American Century to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed and is not refundable.

     Premium Bond may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. If the fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital

Prospectus                            Additional Information You Should Know  25



to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The Form 1099-DIV you receive in January will specify if any distributions included a return of capital.

     Redemption of shares of Premium Bond (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

MANAGEMENT

INVESTMENT MANAGEMENT

     Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the funds. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the investment manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

     In June 1995, American Century Companies, Inc. ("ACC"), the parent corporation of the manager, acquired Benham Management International, Inc. In the acquisition, Benham Management Corporation ("BMC"), the investment advisor to the Benham Group of mutual funds, became a wholly owned subsidiary of ACC. Certain employees of BMC provide investment management services to funds managed by the manager, while certain employees of the manager provide investment management services to funds managed by BMC.

     The manager supervises and manages the investment portfolio of each fund and directs the purchase and sale of its investment securities. It utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the funds as necessary between team meetings.

     The portfolio manager members of the teams managing the funds described in this Prospectus and their work experience for the last five years are as follows:

     NORMAN E. HOOPS, Senior Vice President and Fixed Income Portfolio Manager, joined American Century as Vice President and Portfolio Manager in November 1989. In April 1993, he became Senior Vice President. He is a member of the team that manages Premium Bond.

     ROBERT V. GAHAGAN, Vice President and Portfolio Manager, has worked for American Century since May 1983. He became a Portfolio Manager in December 1991. Prior to that he served as Assistant Portfolio Manager. He is a member of the teams that manage Premium Capital Reserve and Premium Government Reserve.

     JEFFREY L. HOUSTON, Portfolio Manager, joined American Century as an Investment Analyst in 1990. He became a Portfolio Manager in 1994. He is a member of the team that manages Premium Bond.

     AMY O'DONNELL, Portfolio Manager, joined Benham in 1987, becoming a member of its portfolio department in 1988. In 1992 she assumed her current position as a Portfolio Manager of three Benham funds. She is a member of the team that manages Premium Capital Reserve.

     BRIAN HOWELL, Portfolio Manager, joined Benham in 1987 as a research assistant, and assumed his current position as a Portfolio Manager in January 1994. He is a member of the team that manages Premium Government Reserve.

     The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except

26  Additional Information You Should Know          American Century Investments



brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

     For the services provided to the funds, the manager receives a fee of 0.45% of each fund's average net assets during the year. The fee is paid and computed each month by multiplying 0.45% of the aggregate average daily closing value of each fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month, and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

     The funds and the manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds and is paid for such services by the manager.
     Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the funds as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs. The manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.

     Although there is no sales charge levied by the funds, transactions in shares of the funds may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers or financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the funds or the manger. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

     From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

     The manager and the transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the funds' Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.

DISTRIBUTION OF FUND SHARES

     The funds' shares are distributed by American Century Investment Services, Inc., a registered broker-dealer and an affiliate of the funds' investment manager. The manager pays all expenses for promoting and distributing the funds.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

     American Century Premium Reserves, Inc., the issuer of the funds, was organized as a Maryland corporation in January 1993. Its business and affairs are managed by its officers under the direction of its Board of Directors.

     The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls: 816-531-5575).

     American Century Premium Reserves, Inc. issues three series of $.01 par value shares. Each series is commonly referred to as a fund. The assets

Prospectus                            Additional Information You Should Know  27



belonging to each series of shares are held separately by the custodian.

     Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series of shares affected. Matters affecting only one series are voted upon only by that series.

     Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

     Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' bylaws, the holders of at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

     WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

28  Additional Information You Should Know          American Century Investments



                                     NOTES

Prospectus                                                            Notes  29



P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com

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